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                             EarlyBirdCapital, Inc.
                                600 Third Avenue
                                   33rd Floor
                            New York, New York 10016


                                                              April 19, 2004



Tremisis Energy Acquisition Corporation
1775 Broadway
Suite 604
New York, New York 10019

Lawrence S. Coben
Isaac Kier
David A. Preiser
Jon Schotz


Gentlemen:

         Reference is made to each of your respective letter agreements with EarlyBirdCapital, Inc. and Tremisis Energy Acquisition Corporation, dated March 3, 2004. The undersigned hereby waives its rights under Section 8 of each of your letter agreements relating to your restrictions on being involved with future "Acquisition Funds." Except as indicated above, each of the letter agreements shall remain in full force and effect.



                                                      EARLYBIRDCAPITAL, INC.



                                                  By: /s/ Steven Levine
                                                      -----------------
                                                      Name: Steven Levine
                                                      Title: Managing Director